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                                                                   EXHIBIT 10.11

                             MEMORANDUM OF AGREEMENT
                                   BETWEEN THE
                       UNITED STATES DEPARTMENT OF ENERGY
                                     AND THE
                      UNITED STATES ENRICHMENT CORPORATION


        THIS AGREEMENT, entered into as of this first day of July, 1993, by and between the UNITED STATES OF AMERICA (hereinafter referred to as the "Government"), represented by the SECRETARY OF ENERGY (hereinafter referred to as the "Secretary"), the statutory head of the DEPARTMENT OF ENERGY (hereinafter referred to as "DOE"), and the UNITED STATES ENRICHMENT CORPORATION (hereinafter referred to as "USEC");

        WITNESSETH THAT:

        WHEREAS, the parties have entered into a Lease Agreement effective July 1, 1993 ("the Lease"), relating to the GDPs;

        WHEREAS, the Secretary has determined that certain power purchase agreements related to the operation of the Portsmouth Gaseous Diffusion Plant and the Paducah Gaseous Diffusion Plant cannot be transferred to USEC by their terms; and

        WHEREAS, DOE is authorized to continue to receive power under such agreements and resell such power to USEC at cost;

        NOW, THEREFORE, the parties hereto agree as follows:


        ARTICLE I - DEFINITIONS

               A. As used throughout this Agreement, the following terms shall have the meanings set forth below:

               1. The term "EEI" means Electric Energy, Incorporated, and any successor.



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               2. The term "EEI Power Purchase Agreement" means the May 4, 1951,
Power Agreement, as amended and restated in Modification No. 12, dated September 2, 1987, as further amended, supplemented or modified.

               3. The term "OVEC" means Ohio Valley Electric Corporation and any successor.

               4. The term "OVEC Power Purchase Agreement" means the Power Agreement dated October 15, 1952, between OVEC and the United States of America, as amended and restated in modification No. 14, effective as of October 15, 1992, as further amended, supplemented, and modified.

               5. The term "Power Purchase Agreements" means the EEI Power Purchase Agreement and the OVEC Power Purchase Agreement.

               6. The term "Power Suppliers" means OVEC and EEI.

               B. Unless otherwise defined herein or required by the provisions of this Agreement, all other terms have the meaning as defined in the Lease.


        ARTICLE II - PURPOSE OF MEMORANDUM OF AGREEMENT

               The general purpose of this memorandum of agreement (MOA) between DOE and USEC is to clarify the working relationships and responsibility for liabilities incident to supply of electrical power from OVEC and/or EEI for the operation of the GDPs pursuant to the Power Purchase Agreements.

        ARTICLE III - POWER SUPPLY

               1. DOE will make the energy and power purchased through the Power Purchase Agreements available to USEC.

               2. DOE will continue to hold and maintain the Power Purchase Agreements. DOE will also continue to be responsible for the administration of these Agreements.




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               3. USEC will be responsible for providing the budgetary resources for any and all costs associated with the Power Purchase Agreements except the following:

                      (a) All charges associated with the demand and energy used to operate the Portsmouth Gaseous Diffusion Plant and the Paducah Gaseous Diffusion Plant before July 1, 1993;

                      (b) Prior service years post-retirement benefit obligations pursuant to section 6.04 of the OVEC Power Purchase Agreement;

                      (c) A share of DOE's liability pursuant to section 6.09 of the OVEC Power Purchase Agreement calculated based on the following formula:

                             LD = TLD x TMW - UTMW
                                        ----------
                                            TMW

                             where:

                                    LD     =    DOE's share of the section 6.09
                                                liability.
                                    TLD    =    DOE's total liability
                                                pursuant to Section 6.09 of
                                                the OVEC Power Purchase
                                                Agreement.
                                    TMW    =    The total number of
                                                megawatt hours purchased by
                                                DOE from OVEC.
                                    UTMW   =    The portion of TMW that USEC
                                                consumed; and

                      (d) A share of DOE's liability pursuant to section 7.29 of the EEI Power Purchase Agreement calculated based on the following formula:

                             DL = TL x TE - UTE
                                       --------
                                          TE




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                             where:

                                    DL    =    DOE's share of the section 7.29
                                               liability.

                                    TL    =    DOE's total liability to
                                               EEI pursuant to section 7.29
                                               of the EEI Power Purchase
                                               Agreement.

                                    TE    =    The total energy purchased by
                                               DOE from EEI.

                                    UTE   =    That portion of TE that USEC
                                               consumed.


               This Section 3 of this Article III shall survive any expiration, conclusion or termination of the MOA.

               4. In the administration of the Power Purchase Agreements, DOE agrees not to exercise any rights, take any actions, or consent to any action of the Power Suppliers pursuant to the terms of the Power Purchase Agreements without the consent of USEC except to the extent an emergency occurs or pursuant to the following sections of the Power Purchase Agreements:

                      (a)   Section 1.06 of the OVEC Power Purchase Agreement,

                      (b)   Section 1.07 of the OVEC Power Purchase Agreement,

                      (c)   Section 1.09 of the OVEC Power Purchase Agreement,

                      (d)   Section 6.08 of the OVEC Power Purchase Agreement;
                            and

                      (e)   Section 1.02(5) of the EEI Power Purchase Agreement.

DOE agrees to request USEC's consent to the exercise of rights, action, or consent to any actions in a timely fashion and USEC agrees to respond to any such request in a timely fashion.

               DOE agrees to take all actions requested by USEC under the Power Purchase Agreements that are consistent with the terms of the Power Purchase Agreements.




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               5. USEC will be responsible for verifying to DOE, in writing and in a timely manner, that the quantities of energy shown on the power billings was delivered. The terms under which USEC will pay DOE for power are set forth in Attachment A. DOE will be responsible for timely payment of all verified bills from the Power Suppliers to the extent USEC has provided funds to DOE.

               6. DOE promptly will provide USEC or USEC's designee with copies of all written notices or communications to DOE from the Power Suppliers and the content of all oral communications from the Power Suppliers. If requested by USEC, DOE will notify OVEC or EEI that certain notices or communications under the Power Purchase Agreements should be made concurrently to USEC.

               7. USEC will be responsible for operating and maintaining the Portsmouth and Paducah switchyards (and related equipment) to satisfy DOE's obligations under Section 1.05 of the OVEC Power Purchase Agreement and Section
1.03 of the EEI Power Purchase Agreement. DOE may review USEC's operation of the switchyards to ensure that they are operated and maintained in accordance with the Power Purchase Agreements.

               8. USEC and DOE will cooperate to assure that all terms and conditions of the Power Purchase Agreements are satisfied.

               9. DOE shall not amend, supplement, modify, assign, or terminate either of the Power Purchase Agreements, or consent to the amendment, supplement, modification, assignment, or termination of either of the Power Purchase Agreements, without the prior written consent of USEC. In any negotiations with the Power Suppliers concerning the Power Purchase Agreements, USEC shall be represented on DOE's negotiation team. DOE shall consent to any amendment, supplement, modification, assignment, or termination of either of the Power Purchase Agreements that is requested by USEC so long as USEC's request is consistent with DOE Order 4540.1C, Utility Acquisition and Management, and will not extend the term of the Power Purchase Agreement.

               10. USEC will be solely responsible for any power purchase contracts other than Power Purchase Agreements but USEC shall not enter into power purchase contracts that conflict with the terms and conditions of the Power Purchase Agreements.




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               11. All costs associated with DOE's administration of the Power
Purchase Agreements will be paid by USEC through the Lease Agreement dated July 1, 1993 between DOE and USEC.

               12. Additional details regarding the roles and responsibilities related to the Power Purchase Agreements will be determined by the parties no later than July 15, 1993.

               13. DOE agrees to provide USEC information that will assist USEC in purchasing power and will cooperate with USEC in DOE's maintenance and administration of the Power Purchase Agreements.

               14. DOE shall pay through the Supply of Services Memorandum of Agreement (Exhibit F to the Lease) DOE's pro rata share of all charges, rates and liabilities associated with DOE's right under that Memorandum of Agreement to retain demand and energy for its own uses on and after July 1, 1993.

               IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.






SECRETARY OF ENERGY

/s/ HAZEL R. O'LEARY
--------------------------
HAZEL R. O'LEARY
SECRETARY OF ENERGY


/s/ WILLIAM H. TIMBERS
---------------------------
WILLIAM H. TIMBERS
TRANSITION MANAGER
UNITED STATES ENRICHMENT CORPORATION


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